Inventories	12 Months Ended
Dec. 31, 2023
Inventories
Inventories

6. Inventories

The inventories include only raw materials and supplies amounting to EUR 24,801k (December 31, 2022: EUR 23,989k), which are recoverable under the Company’s agreements with its collaboration partners. During the year ended December 31, 2023, the increase in inventory of EUR 811k is primarily due to purchases of raw material for R&D collaborations and for stockpiling towards the PPA of EUR 62,082k.

Timelines related to the Pandemic Preparedness Agreement were ambitious with the aim of providing acute pandemic preparedness in Germany in the context of emerging COVID-19 variants. In 2023, CureVac identified a risk that necessary regulatory approvals needed to meet these timelines may not be achieved within the contractually agreed timeframe. After consultation with ZEPAI, CureVac applied for a timeline extension as foreseen under the agreement to avoid procurement of further substantial amounts of raw material at risk. As of December 31, 2023, it was considered unlikely that the extension would be granted. Additionally, a rapidly changing epidemiological environment did no longer prompt an acute pandemic threat. Accordingly, inventories which had been stockpiled as required by the PPA, were written down to their net realizable value. Ultimately, the extension was not granted, whereupon CureVac and GSK jointly decided to terminate the agreement. For more detailed information we refer to Note 21. In total, inventory in the amount of EUR 47,129k was written - off as of year-end including write-off of materials received as part of Gen1 commitments. The residual amount was consumed.

The expense recognized related to the write-offs, scraps and consumption are mainly included in ‘Cost of Sales’. In the year 2022 EUR 80,021k were written off.